SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2013

Huntington Auto Trust 2012-2
(Issuing Entity with respect to Securities)

Huntington Funding, LLC
(Depositor with respect to Securities)

The Huntington National Bank
(Sponsor with respect to Securities)

Delaware	333-183479-01	45-6736173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Huntington Funding, LLC c/o Corporation Service Company 2711 Centerville Road, Suite 400 Wilmington, Delaware	19808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 480-1676

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05. Securities Act Updating Disclosure

On October 11, 2012, Huntington Auto Trust 2012-2 (the “Issuing Entity”) issued $1,000,000,000 in principal amount of asset backed notes which were offered and sold pursuant to the Prospectus dated September 27, 2012 (the “Prospectus”) and Prospectus Supplement dated October 3, 2012 (the “Prospectus Supplement”) filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), each relating to registration statement number 333-183479.

As of August 31, 2012, the statistical pool of receivables had the characteristics described in the Prospectus Supplement. As of August 31, 2012 (the “Cut-off Date”), the receivables sold to the Issuing Entity had the characteristics set forth in Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

99.1 Statistical information for the receivables as of the Cut-off Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON FUNDING, LLC

By:	/s/ Michael A. Queen
	Name: Title:	Michael A. Queen Vice President

Dated: February 22, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Statistical information for the receivables as of the Cut-off Date.